Advances to suppliers - forestry partnership programs	12 Months Ended
Dec. 31, 2017
Advances to suppliers - forestry partnership programs
Advances to suppliers - forestry partnership programs

22Advances to suppliers - forestry partnership programs

The program, which commenced in 1990, in the States of Espírito Santo and expanded to other States: Bahia, Minas Gerais, São Paulo, Mato Grosso do Sul, Rio Grande do Sul and Rio de Janeiro, is directed towards planting eucalyptus forests on the land of partners. Under the program, the Company provides technology, technical assistance, inputs and funding depending on the type of agreement, and is guaranteed wood for its pulp production. These advances will be settled through delivery of wood by forest producers.

	2017	2016

At the beginning of the year	664,381	630,562
Advances made	71,931	125,041
Wood harvested	(55,692)	(60,702)
Transfers to forests	(35,543)	(30,545)
Foreign exchange	383	25

At the end of the year	645,460	664,381